Exhibit 10.1

AMENDMENT TO COOPERATION AGREEMENT

This Amendment to the Cooperation Agreement (this “Amendment”), dated and effective as of February 19, 2025, is by and among Elliott Investment Management L.P., a Delaware limited partnership, Elliott Associates, L.P., a Delaware limited partnership, Elliott International, L.P., a Cayman Islands limited partnership, and The Liverpool Limited Partnership, a Bermuda limited partnership (each, an “Elliott Party,” and collectively, the “Elliott Parties”), and Southwest Airlines Co., a Texas corporation (the “Company”).

WHEREAS, the Elliott Parties and the Company entered into the Cooperation Agreement, dated as of October 23, 2024 (the “Cooperation Agreement”), and capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Cooperation Agreement; and

WHEREAS, the Company and the Elliott Parties desire to amend the Cooperation Agreement as set forth herein; and

WHEREAS, Section 16 of the Cooperation Agreement permits the Cooperation Agreement to be amended by an agreement in writing executed by the Company and the Elliott Parties.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Elliott Parties and the Company agree as follows:

1.	Amendments to the Cooperation Agreement.

a.	The Company and the Elliott Parties agree that their respective obligations under Section 1(h)(i) of the Cooperation Agreement shall not apply to the Safety and Operations Committee of the Board.

b.	Section 3(a) of the Cooperation Agreement is hereby amended by adding the following proviso at the end of the definition of “Cooperation Period”:

“; provided that solely for the purposes of Section 3(c)(i)(A), the Cooperation Period shall end at 9:00 a.m. Central Time on the earlier of (x) the day after the record date for the 2026 Annual Meeting and (y) April 1, 2026”.

c.	Section 3(c)(i) of the Cooperation Agreement is hereby amended and restated as follows:

“acquire, or offer or agree to acquire, by purchase or otherwise, or direct any Third Party (as defined below) in the acquisition of record or beneficial ownership of or economic exposure to any Voting Securities (as defined below) or engage in any swap or hedging transactions or other derivative agreements of any nature with respect to any Voting Securities, in each case, if such acquisition, offer, agreement or transaction would result in the Elliott Parties (together with their Affiliates) having (A) beneficial ownership of more than 12.49% of the Common Stock outstanding at such time, or (B) aggregate economic exposure to more than 19.9% of the Common Stock outstanding at such time;”

2.

Public Announcement. Not later than 8:00 a.m., Central Time, on February 19, 2025, the Company shall file with the SEC a Current Report on Form 8-K (the “Form 8-K”) disclosing its entry into this Amendment and including a copy of this Amendment as an exhibit thereto. The Elliott Parties shall promptly, but in no case prior to the filing of the Form 8-K with the SEC, file an amendment to the Schedule 13D (the “13D Amendment”) with respect to the Company originally filed by Elliott Investment Management L.P. and the other filing persons thereof with the SEC on August 5, 2024, reporting the entry into this Amendment, including a copy of this Amendment and amending, restating, supplementing or otherwise modifying all applicable items to conform to its obligations hereunder. The Form 8-K and the 13D Amendment shall each be consistent with the terms of this Amendment, and shall be in form and substance reasonably acceptable to the Company and the Elliott Parties. The Company shall provide the Elliott Parties and their Representatives with a copy of the Form 8-K prior to its filing with the SEC and shall consider any timely comments of the Elliott Parties and their Representatives. The Elliott Parties shall provide the Company and its Representatives with a copy of the 13D Amendment prior to its filing with the SEC and shall consider any timely comments of the Company and its Representatives. Neither of the Company or any of its Affiliates nor the Elliott Parties or any of their respective Affiliates shall make any public statement regarding the subject matter of this Amendment, this Amendment or the matters set forth in the Form 8-K prior to the filing of the Form 8-K without the prior written consent of the other party.

3.

Governing Law. THIS AMENDMENT WILL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

4.	Counterparts. This Amendment may be executed in one or more counterparts and by scanned computer image (such as .pdf), each of which will be deemed to be an original copy of this Amendment.

5.

Entire Understanding; Amendment. Except as provided in Section 1 of this Amendment, the Cooperation Agreement shall remain unmodified and in full force and effect. This Amendment, the Cooperation Agreement, the Confidentiality Agreement and the Information Sharing Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter of this Amendment, the Cooperation Agreement, the Confidentiality Agreement and the Information Sharing Agreement. This Amendment may be amended only by an agreement in writing executed by the Company and the Elliott Parties.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof.

SOUTHWEST AIRLINES CO.

By:	/s/ Jeff Novota
Name:	Jeff Novota
Title:	Vice President General Counsel & Corporate Secretary

[Signature Page to Amendment to Cooperation Agreement]

ELLIOTT INVESTMENT MANAGEMENT L.P.

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Investment Management L.P., as attorney-in-fact

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott Investment Management L.P., as attorney-in-fact

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

THE LIVERPOOL LIMITED PARTNERSHIP

By:	Elliott Investment Management L.P., as attorney-in-fact

By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

[Signature Page to Amendment to Cooperation Agreement]